

Epic Bancorp – *"EPIK"*



TamalpaisBank

Sandler O'Neill Conference
March 10, 2005
Four Seasons Aviara
Carlsbad, CA

Forward Looking Statement

This presentation contains forward-looking statements with respect to the financial condition, results of operation and business of Epic Bancorp and its subsidiaries. These include, but are not limited to, statements that relate to or are dependent on estimates or assumptions relating to the prospects of loan growth, credit quality and certain operating efficiencies resulting from the operations of Tamalpais Bank. These forward-looking statements involve certain risks and uncertainties. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among others, the following possibilities: (1) competitive pressure among financial services companies increases significantly; (2) changes in the interest rate environment reduce interest margins; (3) general economic conditions, internationally, nationally or in the State of California are less favorable than expected; (4) legislation or regulatory requirements or changes adversely affect the business in which the combined organization will be engaged; and (5) other risks detailed in the Epic Bancorp filings with the Securities and Exchange Commission.

TamalpaisBank

Growth History



Total Assets
Total Loans
Total Deposits
$400
$350
$300
$250
$200
$150
$100
$50
($ in Millions)
2000
2001
2002
2003
2004



Net Income
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
($ in Millions)
2000
2001
2002
2003
2004

Four Year CAGR:

• Total Assets	40.6%
• Loans	37.1%
• Deposits	28.9%
• Net Income	49.0%
• EPS	42.2%

2004 Growth:

• Total Assets	41.0%
• Loans	32.2%
• Deposits	29.8%
• Net Income	23.3%
• EPS	8.0%

Number of shares outstanding increase 16% due to 2004 capital offering

TamalpaisBank

Epic Bancorp / Wealth Management

Building relationships means it's
no longer just about "banking" ... it's about
"Wealth Management"

Legend:
- Current Structure
- Future Structure



Banking Services
Investment Advisors
Wealth Management
Financial Services
Private Banking
Trust Department

TamalpaisBank

Epic Bancorp Market Opportunity


Valley Ford
Penngrove
Vineburg
Tomales
Petaluma
Big Bend
101
116
12
Marshall
MARIN
Inverness
1
Novato
Black Point
Nicasio
Ignacio
Reyes Station
Marinwood
Lagunitas
Terra Linda
Fairfax
San Anselmo
San Rafael
Kentfield
Ross
Larkspur
Stinson Beach
Corte Madera
Mill Valley
Muir Beach
Kensington
Albany
Sausalito
Tiburon

Marin County, CA

- Population 247,289
- $7.1 Billion in Deposits
- Per Capita Income over $68,000
  - ➢Fourth best out of 3,111 counties nationwide

Tamalpais Bank Branches

★ **Five Branches Currently Open**

✕ **One Branch to open Summer 2005**

+ **Four potential Branch locations**

Other Potential Markets ($ Total Deposits):

San Francisco County, $83 Billion
Alameda County, $26 Billion
Contra Costa County, $21Billion
Sonoma County, $8 Billion
San Mateo County, $17 Billion

TamalpaisBank

Strategic Plan and Goals

Strategic Plan

- Build out a robust, highly professional consultative culture
- Continue expansion of banking services through private and business banking divisions
- Integrate RIA subsidiary operations
- Increase non-interest income – SBA and RIA
- Develop programs to meet target clients financial needs
- Increase margins through infrastructure consolidation
- Enhance marketing and management information systems

Goals

- Target Growth & Earning Rates
  - 15-20% in assets
  - 15-20% in EPS
  - 15-20% ROE
- Banking Services Expansion
  - Open sixth Marin County branch in Summer 2005
  - Five-year goal: $1 billion in assets in nine Marin branches
  - De novo branching in other high end geographic markets:
    - San Francisco
    - Walnut Creek
    - Santa Rosa
    - Sonoma

TamalpaisBank

Key Financial Principles

- Shareholder Focus
- Consistent/Persistent Asset and EPS Growth
- Income Diversification
- Operational and Technological Efficiencies
- Superior Asset Quality
- Capital Management

Asset Quality	**12/31/04**	**EPIK Stock / NASDAQ**	**Value**	**Price to**
Non-performing Loans/Total Loans	0.12%	Current Price 3/4/05	$14.99	15.91X
Non-performing Assets/Total Assets	0.09%	Actual FY 2004 EPS	$0.94	15.90X
ALLL/Loans	1.09%	Book Value 12/31/04	$6.32	2.36X
		Dividend Yield		0.66%
Capital Management	**Target**	Market Cap. (millions)		$55.5
Tier 1 Leverage Capital Ratio	7.25%	Avg. Daily Vol. (3-mo.)		3,594
Total Risk-Based Capital Ratio	10.50%	Insider Ownership		11.00%
		Institutional Ownership		38.25%
		4Q04 Return on Assets		1.02%
		4Q04 Return on Equity		18.24%

TamalpaisBank